MORTGAGE AND SECURITY AGREEMENT
                  AND FIXTURE FINANCING STATEMENT


Document Number           Document Title                    Recording Area
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                                                       Name and Return Address

                                                       Anthony C. Marino, Esq.
                                                       Quarles & Brady LLP
                                                       411 East Wisconsin Avenue
                                                       Milwaukee, WI 53202

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                                              See Exhibit A attached hereto
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                                            Parcel Identification Number (PIN)


THE MORTGAGED PROPERTY IS NOT HOMESTEAD PROPERTY

      This MORTGAGE AND SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT ("Mortgage"), given and granted as of this 30th day of October 2002 by MIDWEST EXPRESS AIRLINES, INC., a Wisconsin corporation having a mailing address of 6744 South Howell Avenue, Oak Creek, Wisconsin 53154 ("Mortgagor"), to U.S. BANK NATIONAL ASSOCIATION having a mailing address of 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, as Agent ("Mortgagee") for the Lenders (as defined below),

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001, as amended to date (as so amended and as amended hereafter, the "Credit Agreement"), between MIDWEST EXPRESS HOLDINGS, INC. (the "Borrower"), the Mortgagee and those financial institutions from time to time party thereto (collectively, the "Lenders"), the Lenders have agreed to extend revolving credit loans to the Borrower and the Issuing Bank (as defined in the Credit Agreement) has issued letters of credit for the account of the Borrower; and

      WHEREAS, the Mortgagor has executed a Subsidiary Guaranty dated as of August 31, 2001 (as amended or modified from time to time, the "Guaranty") pursuant to which the Mortgagor has guarantied all of the obligations of the Borrower owing to the Lenders and the Agent under the Credit Agreement or otherwise; and

      NOW, THEREFORE, Mortgagor, in consideration of the premises hereof, and for the purpose of securing all present and future indebtedness, obligations, and liabilities, and all renewals and extensions thereof, now or hereafter owed to the Agent or the Lenders, or any of them, by the Mortgagor, arising from, by virtue of, evidenced by, or pursuant to the Guaranty, and any and all other indebtedness, obligations and liabilities arising from this Mortgage or any and all other instruments, agreements, guaranties, and documents ever delivered to the Mortgagee or the Lenders pursuant to the Guaranty, together with all interest accruing thereon (including without limitation any interest accruing subsequent to any petition filed by or against the Borrower or any Guarantor under the U.S. Bankruptcy Code) and all costs, expenses, and attorneys' fees incurred in the enforcement or collection of the indebtedness, obligations, and liabilities described in this paragraph, whether such are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several (collectively, the "Obligations"),

DOES BY THESE PRESENTS GRANT, BARGAIN, SELL, MORTGAGE, WARRANT and CONVEY to Mortgagee, its successors and assigns, forever, the real estate described on Exhibit A attached hereto (the "Real Estate"), which is incorporated herein by reference, together with the buildings and improvements now or hereafter situated thereon and all appurtenances thereto and all rents, issues, and profits therefrom, located in the County of Milwaukee, State of Wisconsin;

      TOGETHER WITH all right, title, and interest of Mortgagor in and to any and all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Real Estate (said Real Estate, buildings, structures and improvements being sometimes referred to herein as the "premises") and all fixtures, appliances and furniture, and other property of every nature whatsoever, now or hereafter owned by Mortgagor located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the premises, buildings, structures, or other improvements, or in connection with any construction being conducted or which may be conducted thereon, and owned or leased by Mortgagor, including all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing and all of the right, title, and interest of Mortgagor in and to any such property or fixtures together with the benefit of any deposits or payments now or hereafter made on such property or fixtures by Mortgagor or on its behalf; it being mutually agreed that all of the aforesaid property owned by Mortgagor and placed on the premises shall, so far as permitted by law, be deemed to be fixtures, a part of the realty, and security for the Obligations; notwithstanding the agreement and declaration hereinabove expressed that certain articles of property form a part of the realty covered by this Mortgage and shall be appropriated to its use and deemed to be realty, to the extent that such agreement and declaration may not be effective and that any of said articles may constitute goods (as said term is used in the Uniform Commercial
Code), this instrument shall constitute a security agreement creating a security interest in such goods, as collateral, in favor of Mortgagee as a secured party and Mortgagor as Debtor, all in accordance with said Uniform Commercial Code as more particularly set forth in Paragraph 5 hereof;

      TOGETHER WITH all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever, in any way belonging, relating, or appertaining to the interest of Mortgagor in the premises, or which hereafter shall in any way belong, relate, or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents and issues thereof, and all the estate, right, title, interest, property, possession, claim, and demand whatsoever, at law as well as in equity, of Mortgagor of, in, and to the same; and

      TOGETHER WITH all proceeds of the foregoing, including without limitation all judgments, awards of damages, and settlements hereafter made resulting from condemnation proceedings or the taking of the premises or any portion thereof under the power of eminent domain, any proceeds of any policies of insurance maintained with respect to the premises or proceeds of any sale, option, or contract to sell the premises or any portion thereof; and Mortgagor hereby authorizes, directs, and empowers Mortgagee, at its option, on behalf of

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

Mortgagor, or the successors or assigns of Mortgagor, to adjust, compromise, claim, collect, and receive such proceeds, to give proper receipts and acquittances therefor, and, after deducting expenses of collection, to apply the net proceeds as a credit upon any portion, as selected by Mortgagee, of the indebtedness hereby secured, notwithstanding the fact that the same may not then be due and payable or that the indebtedness hereby secured is otherwise adequately secured.

      TOGETHER WITH all rents, royalties, issues, revenue, income and other benefits from the premises, equipment, fixtures and all other property; and

      TOGETHER WITH all leases, subleases and rental agreements now or hereafter on or affecting the premises, equipment, fixtures and all other property, whether written or oral, and all agreements for use of the premises, equipment, fixtures and all other property hereto together with all security therefor and all moneys payable thereunder and all contracts, trademarks, trade names and logos used in connection with the premises, equipment, fixtures and all other property.

      MORTGAGOR HEREBY WARRANTS to and covenants with Mortgagee and its successors and assigns that Mortgagor has good title to the premises in fee simple for the Real Estate free and clear of all liens and encumbrances, excepting only as approved and accepted by Mortgagee as set forth on Schedule B to that certain Title Commitment No. 1144356 issued by Chicago Title Insurance Company in favor of the Mortgagee (the "Permitted Exceptions"), and that Mortgagor has the full and legal right to mortgage, assign, convey, and warrant the premises, and that Mortgagor will warrant and defend the title to the same against all claims whatsoever.

      TO HAVE AND TO HOLD, subject to the Permitted Exceptions, the above granted and described premises, fixtures, appurtenances, and property (the "Mortgaged Property") unto Mortgagee and its successors and assigns, forever.

      PROVIDED ALWAYS, and these presents are upon this express condition, that if the Guaranty shall have terminated and all of the Obligations shall have been paid in accordance with their terms, and if the Mortgagor shall well and truly comply with each and every covenant and condition set forth in this Mortgage, and in the Guaranty, then these presents shall become void. Otherwise, this Mortgage shall remain in full force and effect.

                  THIS MORTGAGE IS ON THE FOLLOWING CONDITIONS:

       1. All of the Mortgaged Property shall stand as security for all of the Obligations secured hereby. The lien hereof is, and shall continue to be, a valid and continuing second lien upon all of the Mortgaged Property to secure the prompt payment of all amounts due under the Guaranty and the performance of each and every obligation of Mortgagor provided in this Mortgage or the Guaranty. Mortgagor, from time to time, shall execute and deliver any and all such further conveyances and instruments as may be requested by Mortgagee in order to record the description of the Mortgaged Property and to assure that the same is subject to the lien of the Mortgage on the public record.

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

       2. No building or other property now or hereafter covered by the lien of this Mortgage shall be removed, demolished, or materially altered without the prior written consent of Mortgagee.

       3. Mortgagor shall not enter into any lease of the Mortgaged Property without the prior written consent of Mortgagee.

       4. So long as the Guaranty remains in effect:

       4.1 Mortgagor will duly and punctually pay all amounts due under the Guaranty, and all other Obligations when and as the same shall become due and payable in accordance with the terms thereof and shall faithfully comply with and carry out all of its covenants and agreements set forth in this Mortgage and the Guaranty.

       4.2 Mortgagor will keep the Mortgaged Property properly insured against loss or damage as may be required by Mortgagee, and with insurance companies approved by Mortgagee, the policies for which insurance shall show Mortgagee as an additional party insured and shall be payable to Mortgagee as lender's loss payee under standard mortgage endorsements. Without limiting the foregoing, Mortgagor will procure, deliver to and maintain for the benefit of Mortgagee during the continuance of this Mortgage and until the same is fully satisfied and released, a policy or policies of comprehensive insurance insuring the Mortgaged Property (including buildings and improvements now existing or hereafter erected on the said premises) against loss or damage by fire, lightning, windstorm, hail, explosion, riot, vehicles, smoke, and such other hazards, casualties, and contingencies as Mortgagee may designate, in the amount of the full insurable value of the premises located on the Mortgaged Property. Mortgagor will promptly pay when due premiums on any policy or policies of insurance required hereunder, and will deliver to Mortgagee renewals of such policy or policies at least thirty (30) days prior to the expiration date thereof. In the event of any loss or damage, Mortgagor will give prompt notice thereof to Mortgagee. Mortgagee thereupon may make proof of such loss or damage, if the same is not promptly made by Mortgagor. All proceeds of insurance, in the event of such loss or damage, shall be payable to Mortgagee, and any affected insurance company is authorized and directed to make payment thereof directly to Mortgagee. The delivery to Mortgagee of any policy or policies of insurance hereunder, or renewals thereof, shall constitute an assignment to Mortgagee of all unearned premiums thereon as further security for the payment of the Obligations. In the event of any foreclosure action or other transfer of title to the property covered hereby in extinguishment of the Obligations, all right, title, and interest of Mortgagor in and to any policy or policies of insurance then in force shall pass to the purchaser or grantee; provided, however, that Mortgagee shall not cancel or decrease any insurance coverage prior to any foreclosure or other transfer of title without the prior consent of Mortgagor.

       After the occurrence and during the continuance of an Event of Default, Mortgagee is authorized and empowered to settle, adjust, or compromise any claims for loss, damage, or destruction under any policy or policies of insurance. Notwithstanding any terms to the contrary contained herein, if no Event of Default has occurred, such proceeds may be paid directly to Mortgagor and used by the Mortgagor as it sees fit, without obtaining the prior written consent of the Mortgagee to such application, either to restore, repair or replace or rebuild the


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

Mortgaged Property or to repay the Obligations secured hereby. In the event any Event of Default has occurred and is continuing, any insurance proceeds received thereafter shall at the discretion of Mortgagee be applied to the restoration, repair, or replacement, or rebuilding of the Mortgaged Property or to and in reduction of any the Obligations secured hereby in the order selected by the Mortgagee.

       4.3 Mortgagor will pay before delinquent all taxes, installments of special assessments and other governmental charges of every type or nature levied or assessed against the Mortgaged Property or any part thereof (or any taxes imposed on the basis of rentals received by Mortgagor as lessor under leases for portions of the premises, if such a tax is imposed as a substitute for or in addition to real estate taxes) and exhibit to Mortgagee paid receipts therefor, except when the validity thereof is being challenged in good faith by appropriate proceedings adequate to prevent foreclosure of the Mortgaged Property. Mortgagor agrees to promptly pay all taxes and assessments assessed or levied under or by virtue of any state, federal, or municipal law or regulation hereafter passed, against Mortgagee upon this Mortgage or the Obligations or the debt hereby secured or the rents or profits assigned to Mortgagee other than taxes based solely upon the income of the Mortgagee.

       4.4 Mortgagor will make or cause to be made all structural and non-structural exterior and interior, ordinary and extraordinary, foreseen and unforeseen repairs, renewals and replacements required to maintain and keep the Mortgaged Property in good condition and repair, reasonable wear and tear excepted. To that end, Mortgagor will not commit or suffer any waste of the Mortgaged Property, and will promptly comply with, or cause to be complied with, all statutes, ordinances, and requirements of any governmental authority relating to the Mortgaged Property. Mortgagor promptly will repair, restore, replace, or rebuild any part of the Mortgaged Property now or hereafter subject to the lien of this Mortgage which may be damaged or destroyed by any casualty whatsoever or which may be affected by any proceeding of the character to which reference is made to in paragraph 4.5 hereof unless the Mortgagee has required the Mortgagor to repay the Obligations with the insurance proceeds or the award in such proceeding. Mortgagor promptly will comply with, or cause to be complied with, any direction or certificate of occupancy of any public officer or officers, and with the requirements of all policies of public liability, fire, and other insurance at any time enforced with respect to the Mortgaged Property, which shall impose any duty upon Mortgagor with respect to any part of the Mortgaged Property or the use, occupation, or control thereof or the conduct of any business therein, whether or not any of the same requires structural repairs or alterations.

       4.5 Mortgagor agrees that all awards heretofore or hereafter made by any public or quasi-public authority to Mortgagor or its successor with respect to the Mortgaged Property by virtue of an exercise of the right of eminent domain by such authority, including any award for a taking of title, possession or right of access to a public way, or for any change of grade of streets affecting said premises, are hereby assigned to Mortgagee. Notwithstanding any taking by eminent domain or other injury to or decrease in value of the Mortgaged Property, Mortgagor shall continue to pay all of its obligations as described in the Guaranty until any such award or payment shall have been actually received and applied by Mortgagee to the Guaranty obligations, and any reduction in the amount due under the Guaranty resulting from the


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

application by Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only on the date of such receipt and application. Such award or payment may be applied in such proportions and priority as Mortgagee, in Mortgagee's sole discretion, may elect, to the payment of any amounts due, or which may become due, under the Guaranty or any sums secured by this Mortgage, and/or to payment to Mortgagor, on such terms as Mortgagee may specify, to be used for the sole purpose of altering, restoring, or rebuilding any part of the Mortgaged Property which may have been altered, damaged, or destroyed as a result of any such taking or other injury to the Mortgaged Property. If, prior to the receipt by Mortgagee of such award or payment, the Mortgaged Property shall have been sold on foreclosure of this Mortgage, then Mortgagee shall have the right to receive such award or payment to the extent of any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered and also to the extent of the reasonable counsel fees, costs, and disbursements incurred by Mortgagee in connection with the collection of such award or payment.

       4.6 Mortgagor, during the term of this Mortgage, will not sell, contract to sell, mortgage, or otherwise encumber or transfer the Mortgaged Property or any interest therein, or change the form of ownership thereof, without the prior written consent of Mortgagee except for liens granted to the Mortgagee. Mortgagor, with approval of Mortgagee, may grant easements, licenses, or rights-of-way over, under, or upon the site, so long as such easements, licenses, or rights-of-way do not destroy or diminish the value or usefulness of the Mortgaged Property as determined by Mortgagee. If Mortgagor violates the foregoing covenants, or sells, conveys, or alienates the Mortgaged Property, or any interest therein, whether legal or equitable, or severs or removes any part thereof, or shall be divested of its title or any interest therein in any manner or way, whether voluntarily or involuntarily, or changes the form of ownership thereof, without the prior written consent of Mortgagee, then in any such case Mortgagee shall have the right, at its option, to declare any indebtedness or Obligations secured hereby immediately due and payable irrespective of any due date specified in the Guaranty.

       4.7 Except for the Permitted Exceptions, Mortgagor will not enter, create or suffer to be created any further mortgage, lease, charge, lien, or encumbrance upon the Mortgaged Property, or any part thereof, whether or not prior to or subordinate to or on a parity with the lien of this Mortgage, without the prior written consent of Mortgagee.

       4.8 If any action or proceeding be commenced (except an action to foreclose this Mortgage or to collect the debt secured hereby), to which action or proceeding Mortgagee is or becomes a party or in which it becomes necessary to defend or uphold the lien of the Mortgage or the efficacy of any instrument of Mortgagor, all sums paid by Mortgagee for the expense of any litigation (including reasonable counsel fees) to prosecute or defend the rights and lien created by this Mortgage, on notice and demand, shall be paid by Mortgagor. Payment of such sums by Mortgagor shall be secured hereby as a further charge and lien upon the Mortgaged Property, with interest thereon at the Default Rate, which is 2% plus the Prime Rate, as defined in the Credit Agreement.



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       4.9 Mortgagor covenants and represents that the Mortgaged Property complies, and any building to be constructed thereon, when completed, will comply, in all material respects, with the covenants and restrictions affecting the premises and with all applicable permits and authorizations and building and zoning laws and with all other applicable laws, orders, ordinances, rules, regulations and requirements of all Federal, State, County and municipal governments, departments, commissions, boards and officers. Mortgagor will at all times so own and use the same and take all steps necessary to assure such compliance at all times. Mortgagor promptly will advise Mortgagee of any action, suit, or proceeding pending or, to Mortgagor's knowledge, threatened, before any tribunal, board, or body which might adversely affect the compliance of any of the Mortgaged Property with such covenants, restrictions, building, zoning, and other laws, orders, ordinances, rules, regulations, or requirements. Mortgagor will promptly, diligently, and competently defend all such actions, suits, or proceedings.

       4.10 Mortgagee and its employees or agents shall have the right at all reasonable times after notice to Mortgagor to enter upon and inspect the Mortgaged Property; provided, however, upon the occurrence and continuation of any Event of Default (as hereinafter defined), Mortgagee and its employees or agents shall have the right at all reasonable times to enter upon and inspect the Mortgaged Property with or without notice.

       5. Mortgagor and Mortgagee agree that this Mortgage shall constitute a security agreement within the meaning of the Wisconsin Uniform Commercial Code (hereinafter referred to as the "Code") with respect to (i) any and all sums at any time on deposit for the benefit of Mortgagor, held by Mortgagee (whether deposited by or on behalf of Mortgagor or anyone else) pursuant to any of the provisions of this Mortgage and (ii) with respect to any personal property included in the granting clauses of this Mortgage, which personal property may be deemed to be not affixed to the Real Estate or may not constitute a "fixture" (within the meaning of Section 9-102(k) of the Code) (which property is hereinafter referred to as "Personal Property") and all replacements of such Personal Property, substitutions for such Personal Property, additions to such Personal Property, and the proceeds thereof (all of said Personal Property and the replacements, substitutions and additions thereto and the proceeds thereof being sometimes hereinafter collectively referred to as the "Collateral"), and that a security interest in and to the Collateral is hereby granted to Mortgagee, and the Collateral and all of Mortgagor's right, title, and interest therein are hereby assigned to Mortgagee, all to secure payment of the indebtedness hereby secured. All of the terms, provisions, conditions, and agreements contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the premises. The following provisions of this Paragraph shall not limit the applicability of any other provision of this Mortgage but shall be in addition thereto:

       5.1 Mortgagor (being the debtor as that term is used in the Code) is and will be the true and lawful owner of the Collateral, subject to no liens, charges, or encumbrances other than: the lien hereof, other liens and encumbrances benefitting Mortgagee and no other party, and the Permitted Exceptions.

       5.2 The Collateral is to be used by Mortgagor solely for business purposes.

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

       5.3 The only persons having any security interest in the Collateral are Mortgagor, Mortgagee, and holders of Permitted Exceptions.

       5.4 No financing statement (other than financing statements showing Mortgagee as the sole secured party, or with respect to the Permitted Exceptions) covering any of the Collateral or any proceeds thereof is on file in any public office except pursuant hereto. Mortgagor, at its own cost and expense, upon demand, will furnish to Mortgagee such further information and will execute and deliver to Mortgagee such financing statements and other documents in form satisfactory to Mortgagee and will do all such acts and things as Mortgagee may at any time or from time to time request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Obligations, subject to no other liens or encumbrances, other than liens or encumbrances benefitting Mortgagee and the Permitted Exceptions. Mortgagor will pay the cost of filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Mortgagee to be necessary or desirable.

       5.5 Upon the happening of an Event of Default hereunder, Mortgagee shall have the remedies of a secured party under the Code, including, without limitation, the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose may, so far as Mortgagor can give authority therefor, with judicial process, enter (if this can be done without breach of the peace) upon any place where the Collateral or any part thereof may be situated and remove the same therefrom (provided that if the Collateral is affixed to real estate, then such removal shall be subject to the conditions stated in the Code). Mortgagee shall be entitled to hold, maintain, preserve, and prepare the Collateral for sale, until disposed of, or may propose to retain the Collateral subject to Mortgagor's right of redemption in satisfaction of Mortgagor's Obligations, as provided in the Code. Mortgagee may render the Collateral unusable without removal and may dispose of the Collateral on the premises. Mortgagee may require Mortgagor to assemble the Collateral and make it available to Mortgagee for its possession at a place, reasonably convenient to both parties to be designated by Mortgagee. Mortgagee will give Mortgagor at least ten (10) days notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition thereof is made. The requirements of reasonable notice shall be met if such notice is mailed, by certified United States mail, postage prepaid, to the address of Mortgagor set forth above at least ten (10) days before the time of the sale or disposition. Mortgagee may buy at any public sale and, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, Mortgagee may buy at private sale. Any such sale may be held as part of and in conjunction with any foreclosure sale of the Mortgaged Property (the Mortgaged Property, including the Collateral to be sold as one lot if Mortgagee so elects). The net proceeds realized upon any such disposition, after deduction for the reasonable expenses of retaking, holding, preparing for sale, selling, or the like and reasonable attorneys' fees and legal expenses incurred by Mortgagee, shall be applied against the Obligations hereby secured in such order or manner as Mortgagee shall select. Mortgagee will account to Mortgagor for any surplus realized on such disposition.

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

       5.6 The terms and provisions contained in this Paragraph 5, unless the context otherwise requires, shall have the meanings and be construed as provided in the Code.

       5.7 This Mortgage is intended to be a financing statement within the purview of Section 9-502 of the Code with respect to the Collateral and the goods described herein, which goods are or may become fixtures relating to the premises. The addresses of Mortgagor (Debtor) and Mortgagee (Secured Party) are set forth above. This Mortgage is to be filed for record with the Register of Deeds of Milwaukee County, Wisconsin. Mortgagor is the record owner of the Mortgaged Property.

       5.8 To the extent permitted by applicable law, the security interest created hereby specifically is intended to cover and include any leases of the Mortgaged Property between Mortgagor, as lessor, and various tenants named therein, as lessees, including all extended terms and all extensions and renewals of the terms thereof, as well as any amendments to or replacement of said leases, together with all of the right, title, and interest of Mortgagor, as lessor thereunder, including, without limiting the generality of the foregoing, the present and continuing right to make claim for, collect, receive, and receipt for any and all of the rents, income, revenues, issues and profits, and moneys payable as damages or in lieu of the rent and moneys payable as the purchase price of the premises or any part thereof or of awards or claims for money and other sums of money payable or receivable thereunder, howsoever payable, and to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which Mortgagor or any lessor is or may become entitled to do under the leases.

       5.9 Mortgagor hereby assigns to Mortgagee all of the Mortgagor's interest in all leases and rents related to the Mortgaged Property and all extensions and amendments thereto, as further security for payments of the Obligations. Mortgagor grants to Mortgagee the present right to enter the Mortgaged Property and to let the Mortgaged Property, or any part thereof, and to apply the rents after payment of all charges and expenses, on account of the Obligations. This assignment and grant shall continue in effect until the Obligations are paid in full. Mortgagee hereby agrees not to exercise the right to enter the Mortgaged Property for the purpose of collecting the rents and Mortgagor shall be entitled to collect and receive the rents until the occurrence of an Event of Default (as hereinafter defined); provided that the rents collected and received by Mortgagor after the occurrence of an Event of Default shall be deemed collected and received by Mortgagor in trust for Mortgagee and Mortgagor shall account to Mortgagee for the full amount of such receipts. Mortgagor agrees to apply the rents so received to payment of the Obligations. The right of Mortgagor to collect and receive the rents in trust for Mortgagee during the continuance of any Event of Default may be revoked by Mortgagee giving written notice of such revocation to Mortgagor. This assignment is given as collateral security and the execution and delivery hereof shall not in any way impair or diminish the obligations of the Mortgagor, nor shall this assignment impose any obligation on Mortgagee to perform any provision of any contract pertaining to the Mortgaged Property or any responsibility for the nonperformance thereof by Mortgagor or any other person. This assignment is given as a primary pledge and assignment of the rights described herein and such assignment shall not be deemed secondary to this Mortgage. Mortgagee shall have the right to exercise any rights under this assignment before, together with, or after exercising any other rights under this Mortgage.

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

       5.10 The provisions contained herein with respect to the security interests or security agreement rights of Mortgagee are severable interests. Mortgagee shall have the right to exercise any and all its rights hereunder pursuant to the provisions of the uniform commercial code of the State of Wisconsin, with such rights being construed in accordance with such Code and without waiving or relinquishing any rights which it may have as a mortgagee, it being intended that this agreement may be utilized separately as a security agreement (alone), mortgage (alone), or mortgage and security agreement (combined).

       6. If Mortgagee (a) grants any extension of time for forbearance with respect to the payment of any Obligations secured by this Mortgage; (b) takes other or additional security for the payment thereof; (c) waives or fails to exercise any right granted herein or under the Guaranty secured hereby or the release of any person liable for payment of said obligations; (d) amends or modifies in any respect any of the terms and provisions hereof or of the Guaranty secured hereby; then and in any such event, such act or omission to act shall not release Mortgagor or any surety or guarantors of this Mortgage or of the Guaranty secured hereby, under any covenant of this Mortgage or of said Guaranty, nor preclude Mortgagee from exercising any right, power, or privilege herein granted or intended to be granted in the event of any other default then made or any subsequent default, nor in any way impair or affect the lien or priority of this Mortgage.

       7. If any one or more of the following events (herein designated as "Events of Default") shall occur:

       7.1 The occurrence of any Event of Default as described in the Credit Agreement; or

       7.2 Default by Mortgagor in the due observance or performance of any other covenant, condition, or agreement on Mortgagor's part to be observed or performed pursuant to the terms and provisions of this Mortgage and such default shall continue for thirty (30) days after written notice thereof is sent to Mortgagor by Mortgagee; or

       7.3 Any representation or warranty made by Mortgagor herein or with respect to the Mortgaged Property shall prove untrue in any material respect when made,

then, and upon the happening of any such event, Mortgagee, at its option and without notice, may declare the maximum amount which could then or thereafter become due under the Guaranty immediately due and payable and upon such declaration all amounts due under the Guaranty, together with interest accrued thereon at the Default Rate, and other payments, shall become and be due and payable forthwith, anything in this Mortgage or the Guaranty to the contrary notwithstanding. Mortgagee thereupon may proceed to protect and enforce its rights hereunder and under the Guaranty by foreclosure proceedings, or by other suit in equity, action at law, or other appropriate proceedings, including actions for the specific performance of any covenant or agreement contained in this Mortgage or in the Guaranty, or in aid of the exercise of any power granted in this Mortgage or the Guaranty, or may proceed in any manner to enforce the payment of amounts due under the Guaranty and any other legal or equitable right of Mortgagee.

       8. Upon the happening of an Event of Default, then in addition to, and not to the exclusion of any of the remedies stated above:

       8.1 Mortgagee shall be entitled in any judicial proceedings which are commenced to apply to have a receiver appointed for Mortgagee's benefit to take possession, management and control of all of the Mortgaged Property and of the earnings, income, rents, issues, and profits thereof, during such proceedings, with such other powers as the court making such appointment shall confer. Mortgagor hereby irrevocably consents and agrees to such application.

       8.2 Mortgagee, either itself or by its agents or attorneys, in its discretion, may enter upon and take possession of the Mortgaged Property, or any part or parts thereof, and may exclude Mortgagor and Mortgagor's agents and servants wholly therefrom. Having and holding the same, Mortgagee may take over and complete construction of any improvements to the real estate, all at the risk, cost, and expense of Mortgagor. Mortgagee may assume or reject any contracts entered into by Mortgagor in connection with the same, subject to the rights of other parties to such contracts, and may (a) enter into additional or different contracts for services, labor, and for materials required, in the judgment of the Mortgagee, to complete the said construction, and (b) pay, compromise and settle all claims in connection with the same. All sums expended by Mortgagee in completing such construction shall be deemed advances made by Mortgagee to Mortgagor, and Mortgagor shall be liable to Mortgagee for the repayment of such sums, together with interest on such amounts from the date of their expenditure at the Default Rate. Mortgagee, in its discretion, at any time may abandon work on the premises after having commenced such work, and may recommence such work at any time, it being understood that nothing in this paragraph shall impose any obligation on Mortgagee either to complete or not to complete such construction. For the purpose of carrying out the provisions of this paragraph, Mortgagor irrevocably appoints Mortgagee as Mortgagor's attorney-in-fact, with full power of substitution, to execute and deliver all such documents, pay and receive such funds, and take such action as may be necessary, in the judgment of Mortgagee, to complete such construction of improvements on the Mortgaged Property.

       Mortgagee further may (i) use, operate, manage, and control the Mortgaged Property or any part thereof, and conduct the business thereof (either itself or by its attorneys and agents) including letting the same, (ii) collect any and all rents, issues, and profits due or to become due, without prejudice of its rights to foreclosure, to appointment of a receiver, and other rights, and (iii) from time to time, either by purchase, repair, or construction, maintain, restore, and insure and keep insured, the buildings, structures, improvements, fixtures, machinery, equipment, and other property constituting a part of or used in connection with the Mortgaged Property. After paying all of the expenses of operating the premises and said property, Mortgagee shall apply the moneys arising therefrom to the payment of all amounts due under the Guaranty in the order selected by Mortgagee, with interest on overdue amounts at the Default Rate, and to payment of any other Obligations secured hereby.

       8.3 Upon the happening of an Event of Default, Mortgagee, at its option, may perform any covenant or agreement of Mortgagor in this Mortgage or the Guaranty. The cost thereof, with interest at the Default Rate, immediately shall be due from Mortgagor to Mortgagee and shall be secured by this Mortgage.

       8.4 In case it becomes necessary for Mortgagee to commence proceedings to foreclose this Mortgage or to commence any other suit in equity, action at law, or other appropriate proceeding, or to enforce its rights under this Mortgage or the Guaranty, Mortgagor agrees to pay to Mortgagee all costs of such suit, action, or proceeding as well as all reasonable expenses incurred in procuring and continuing title insurance and the reasonable fees of Mortgagee's attorneys in connection therewith, which costs and fees shall be included in the judgment in any such suit, action, or proceeding.

       8.5 No remedy herein conferred upon or otherwise available to Mortgagee is intended to be or shall be construed to be exclusive of any other remedy or remedies; but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power, or shall be construed to be a waiver of any such default, or an acquiescence therein.

       9. The following terms and conditions regarding environmental matters and the Mortgaged Property are included in this Mortgage:

       9.1 For the purpose of this Mortgage, the phrase "Regulated Materials" shall mean those materials or substances defined as "hazardous substances," "hazardous materials," "hazardous waste," "toxic substances," "toxic pollutant" or other similar designations under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601, et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss. 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801, et seq., or regulations promulgated pursuant thereto or under any other state or federal law or regulation pertaining to the protection of persons or the environment. Also for purposes of this Mortgage, the phrase "Governmental Agency or Agencies" means any federal, state, local or foreign government, political subdivision, court, agency or other entity, body, organization or group exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

       9.2 The Mortgagor hereby represents to the Mortgagee that:

       (a) To the best of Mortgagor's knowledge, other than as set forth on Exhibit B and for Regulated Materials stored or used in the ordinary course of Mortgagor's operations and which are not subject to any remedial action (i) no Regulated Material currently exists on the Mortgaged Property or in its soil or groundwater and (ii) the Mortgaged Property has never been used either by previous owners or occupants (to the best of Mortgagor's knowledge) or by the Mortgagor or any tenants to generate, manufacture, refine, transport, treat, store, handle or dispose of any Regulated Material in violation of any applicable law;

       (b) to the best of Mortgagor's knowledge no portion of any building on the Mortgaged Property contains, and no building on the Mortgaged Property will be constructed with, any Regulated Material, including but not limited to asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemicals or substance which has been determined to be a hazard to health and environment except in accordance with all applicable laws;

       (c) to the best of Mortgagor's knowledge, there are no electrical transformers or other equipment which have dielectric fluid containing polychlorinated biphenyls (PCBs) located in, on or under the Mortgaged Property;

       (d) to the best of Mortgagor's knowledge, the Mortgaged Property does not contain any underground storage tanks; and

       (e) the Mortgagor has not received nor does it have any knowledge of any summons, citation, directive, letter or other communication, written or oral, from any Governmental Agency or Agencies concerning (i) the existence of any Regulated Materials on the Mortgaged Property or in the immediate vicinity which it reasonably believes would affect the Mortgaged Property or (ii) any intentional or unintentional action or omission on the part of the Mortgagor or any occupant of the Mortgaged Property resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, or dumping of Regulated Materials onto the Mortgaged Property or into waters or other lands.

       9.3 The Mortgagor hereby covenants to the Mortgagee that:

       (a) the Mortgagor shall (i) comply with all federal, state and local laws, rules, regulations and orders with respect to the discharge, generation, removal, transportation, storage and handling of Regulated Materials, (ii) remove or remediate, as required by the applicable Governmental Agency or Agencies, any Regulated Materials immediately upon discovery of the same to the extent Mortgagee requires, except for those Regulated Materials used in the ordinary course of Mortgagor's business and in accordance with applicable law and (iii) pay or cause to be paid all costs associated with such removal or remediation;

       (b) the Mortgagor shall keep the Mortgaged Property free of any lien imposed pursuant to any state or federal law, rule, regulation or order in connection with the existence of Regulated Materials on the Mortgaged Property;

       (c) the Mortgagor shall not install or permit to be installed or to exist in or on the Mortgaged Property any Regulated Materials including, but not limited to, asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and environment except for amounts stored or used in the ordinary course of Mortgagor's business in compliance with all applicable laws or for which no remedial action is required;

       (d) the Mortgagor shall not cause or permit to exist as a result of an intentional or unintentional act or omission on the part of the Mortgagor or any occupant of the Mortgaged Property, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of any Regulated Materials onto the Mortgaged Property or into waters or other lands in violation of applicable law or which could give rise to any remedial or investigative obligation under any applicable law; and

       (e) the Mortgagor shall promptly provide to Mortgagee a copy of any summons, citation, directive, letter or other communication which it receives from any Government Agency or Agencies concerning any of the matters of a kind described in Section 9.2(e) above.

       9.4 It shall constitute an Event of Default hereunder and the Mortgagee shall be entitled to exercise all remedies available to it hereunder if:

       (a) any of the Mortgagor's representations contained in Section 9.2 hereof prove to be false, inaccurate or misleading in any material respect;

       (b) The Mortgagor shall fail to comply with the covenants contained in
Section 9.3 hereof within thirty (30) days (or such longer period as is needed to cure such failure; provided Mortgagor diligently pursues such cure until completion) after Mortgagee mails notice on non-compliance to Mortgagor thereof;

       (c) any Regulated Materials are hereafter found to exist on the Mortgaged Property or in its soil or groundwater in violation of any applicable law and the Mortgagor shall fail within thirty (30) days (or such longer period as is needed to cure such failure; provided Mortgagor diligently pursues such cure until completion) after Mortgagee mails notice to Mortgagor thereof to remove or remediate the same from the Mortgaged Property; or

       (d) any summons, citation, directive, letter or other communication, written or oral, shall be issued by any Governmental Agency or Agencies concerning the matters described in Section 9.2(e)(i) or (ii) above and Mortgagor fails to cure the condition occasioning the same within a time limit set forth by the Governmental Agency.

       The Mortgagor hereby grants the Mortgagee and its employees and agents an irrevocable and non-exclusive license to enter the Mortgaged Property in order to inspect, conduct testing and remove hazardous wastes or substances; provided, however, that in the event Mortgagor or any Governmental Agency shall undertake environmental investigation or remediation and shall provide Mortgagee with all findings and reports, Mortgagee shall not duplicate such investigation or remediation without reasonable cause. All costs of inspection, testing and removal by Mortgagee shall be secured by this Mortgage and shall constitute additional indebtedness secured hereby.

       9.5 The Mortgagor hereby agrees to defend, indemnify and hold harmless the Mortgagee, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns ("Indemnified Parties") from and against any and all claims, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Indemnified Parties as a result of or in connection with the presence or removal of any Regulated Materials in or from the Mortgaged Property or any liabilities resulting from actions against the Mortgagee by third parties related to such Regulated Materials. The Mortgagor shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise, against the Indemnified Parties, shall hold the Indemnified Parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or Governmental Agency or Agencies arising out of any of the occurrences set forth in this Section 9.

       9.6 The representations, covenants and indemnifications given by Mortgagor to Mortgagee in this Section 9 shall be a separate agreement between the parties, and shall survive any termination, satisfaction or foreclosure of the Mortgage or the acceptance of a deed in lieu of foreclosure.

       10. This Mortgage shall secure payment of all amounts due and which may become due under the Guaranty. This Mortgage also shall secure any and all future advances made hereunder, including additional sums which hereafter may be loaned and evidenced by a note secured by this Mortgage, and all costs, taxes, assessments, insurance, expenses, and attorneys' fees which Mortgagee may make, pay or incur under any provision of this instrument for the protection of Mortgagee or any of the rights of Mortgagee in connection with the Mortgaged Property, costs of foreclosure proceedings commenced and subsequently abandoned, or any dispute or litigation in which Mortgagee may become involved by reason of or arising out of this Mortgage, all of which sums shall be secured by this Mortgage, including the extent to which the aggregate of such sums may exceed the principal amount stated herein, with interest thereon at the Default Rate.

       11. Mortgagor agrees to the provisions of Section 846.103 of the Wisconsin Statutes, or any successor provision, permitting Mortgagee, at its option and in its sole and absolute discretion, upon waiving the right to judgment for deficiency, to hold a foreclosure sale of the Mortgaged Property three (3) months after a foreclosure judgment is entered.

       12. In the event any terms or provisions of this Mortgage shall be declared to be invalid or unenforceable by a court of competent jurisdiction, the remaining provisions and conditions of this Mortgage, or the application of such to persons or circumstances other than those to which it has been declared invalid or unenforceable, shall not be affected thereby, and shall remain in full force and effect and shall be valid and enforceable to the fullest extent permitted by law.

       13. All covenants, agreements, and conditions contained in this Mortgage by or on behalf of any party hereto shall bind and benefit the respective successors, and assigns of Mortgagor and Mortgagee, to the extent assignable. This Mortgage shall not be transferable or assumable by any transferee or grantee of the Mortgaged Property, without the prior written consent of Mortgagee. This Mortgage shall be construed and enforced in accordance with the internal laws of the State of Wisconsin.

       14. THE MORTGAGOR AND THE MORTGAGEE (BY ITS ACCEPTANCE HEREOF) HEREBY KNOWINGLY AND VOLUNTARILY, WAIVE THE RIGHT EACH OF

THEM MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM BASED ON OR ARISING OUT OF OR IN CONNECTION WITH THIS MORTGAGE, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY OTHER ACTION OF ANY PARTY.

       15. The Mortgagor and the Mortgagee by accepting delivery of this Mortgage, each agree to submit to personal jurisdiction in the State of Wisconsin in any action or proceeding arising out of this Mortgage or the Guaranty and, in furtherance of such agreement, the Mortgagor and the Mortgagee each agree and consent that, without limiting other methods of obtaining jurisdiction, personal jurisdiction over the Mortgagor or the Mortgagee in any such action or proceeding may be obtained within the jurisdiction of any court located in Wisconsin and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the Mortgagor or the Mortgagee by registered mail to or by personal service at the last known address of the Mortgagor or the Mortgagee, whether such address be within or without the jurisdiction of any such court. The Mortgagor, and the Mortgagee by accepting delivery of this Mortgage, each consent that venue for any legal proceeding related to enforcement of this Mortgage shall be Milwaukee County, Wisconsin.

       16. The Mortgagee's rights under this Mortgage are subordinate to the rights of Thrivent Financial for Lutherans ("Thrivent") to the extent set forth in that certain Intercreditor Agreement dated October 7, 2002 between Mortgagee and Thrivent.

       IN WITNESS WHEREOF, Mortgagor has executed this instrument on the date first above written.

                                             MIDWEST EXPRESS AIRLINES, INC.

                                             By: /s/ Robert S. Bahlman
                                                --------------------------------
                                             Its:  CFO
                                                 -------------------------------

STATE OF WISCONSIN                  )
                                    )  SS.
COUNTY OF MILWAUKEE                 )

      The foregoing instrument was acknowledged before me this 31st day of October, 2002, by the above-named Robert S. Bahlman, the CFO of Midwest Express Airlines, Inc., to me known to be the person who executed the foregoing instrument and acknowledged the same on behalf of said corporation.



                                            /s/ Julia A. Janik
                                            ------------------------------------
                                            Name: Julia A. Janik
                                                  ------------------------------
                                            Notary Public Wisconsin
                                            My Commission permanent
                                                          ----------------------



This instrument was drafted by and,
after recording, should be returned to:

Anthony C. Marino
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin  53202-4497

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                                  ENVIRONMENTAL

A limited area of potential soil contamination (approximately 3 foot by 12 foot in area) has been identified near the southeast corner of the east building parking lot. The potential soil contamination is a result of residual levels of gasoline associated with small-scale fire fighting practice previously conducted in this vicinity.








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